SUPPLEMENT DATED August 22, 2013

To the variable annuity prospectus of:
Allianz Index AdvantageSM dated August 12, 2013
ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	The following information is added to section 3, Ownership, Annuitants, Determining Life, Beneficiaries, and Payees – Assignments, Changes of Ownership and Other Transfers of Contract Rights:

•     We cannot restrict assignments for Contracts issued in California.

2.	The following information is added to section 4, Purchasing the Contract – Free Look/Right-to-Examine Period:

NOTE FOR CONTRACTS ISSUED TO PERSONS AGES 60 OR OLDER IN CALIFORNIA:  For Owners age 60 or older (or Annuitants age 60 or older for non-individually owned Contracts), we are required to allocate your initial Purchase Payment to the AZL Money Market Fund during the free look period unless you specify otherwise on the appropriate form. If you want to immediately apply your Purchase Payment to the Index Options you must opt out of this allocation. If you do not opt out of this allocation to the AZL Money Market Fund your Index Effective Date cannot occur until the free look period has ended.

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